CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim Enhanced Short Duration ETF

Supplement to the currently effective Summary Prospectus and Prospectus for the above-listed fund (the “Fund”):

Effective December 1, 2014, the Fund’s investment adviser, Guggenheim Funds Investment Advisors, LLC, entered into a sub-advisory agreement to add Guggenheim Partners Investment Management, LLC as the investment sub-adviser to the Fund. The Fund’s fees and expenses and its current portfolio management team will remain the same. As a result of this change, the Summary Prospectus and Prospectus are amended as follows:

The following is hereby added between the first and second subsections of the“Management” section of the Summary Prospectus:

Investment Sub-Adviser. Guggenheim Partners Investment Management, LLC.

The following is hereby added between the first and second paragraphs of the subsection titled “Management” in the “Summary Information” section of the Prospectus:

Investment Sub-Adviser. Guggenheim Partners Investment Management, LLC.

The following is hereby added following the subsection titled “Investment Adviser” in the “Investment Management Services” section of the Prospectus:

Investment Sub-Adviser

Guggenheim Partners Investment Management, LLC (the “Investment Sub-Adviser”), a subsidiary of Guggenheim, serves as the Fund’s investment sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser (the “Sub-Advisory Agreement”). Guggenheim is a diversified financial services firm whose primary business lines include asset management, investment advisory, fixed income brokerage, institutional finance and merchant banking. Through its affiliates, including the Investment Sub-Adviser, Guggenheim has more than $186 billion of assets under supervision as of June 30, 2014. The Investment Sub-Adviser is located at 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401 and Guggenheim is located at 227 West Monroe Street, Chicago, Illinois 60606.

Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Investment Sub-Adviser on a monthly basis 50% of the net advisory fees the Investment Adviser receives from the Fund.

The subsection titled “Approval of the Advisory Agreement” in the “Investment Management Services” section of the Prospectus is hereby deleted and replaced with the following:

Approval of Advisory Agreement

A discussion regarding the basis for the Board’s approval of the continuance of the Advisory Agreement in 2014 is available in the annual report to shareholders dated May 31, 2014. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement and the continuance of the Advisory Agreement in 2015 will be available in the annual report to shareholders to be dated May 31, 2015.

The following is hereby added between the third and fourth paragraphs of the “For More Information” section of the Prospectus:

Investment Sub-Adviser
Guggenheim Partners Investment Management, LLC
100 Wilshire Boulevard, Suite 500
Santa Monica, California 90401

Claymore Exchange-Traded Fund Trust
227 West Monroe Street
Chicago, Illinois 60606

 Please Retain This Supplement for Future Reference

December 4, 2014                                 GSY-COMBO-SUP

CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim Enhanced Short Duration ETF

Supplement to the currently effective Statement of Additional Information (the “SAI”) for the above-listed fund (the “Fund”):

Effective December 1, 2014, the Fund’s investment adviser, Guggenheim Funds Investment Advisors, LLC, entered into a sub-advisory agreement to add Guggenheim Partners Investment Management, LLC as the investment sub-adviser to the Fund. The Fund’s fees and expenses and its current portfolio management team will remain the same. As a result of this change, the SAI is amended as follows:

The second paragraph of the “General Description of the Trust and the Fund” section of the SAI is hereby deleted and replaced with the following:

The Fund is managed by Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds Advisors” or the “Investment Adviser”). Guggenheim Partners Investment Management, LLC is the Fund’s investment sub-adviser (“GPIM” or the “Investment Sub-Adviser”).

The following is hereby added following the subsection titled “Investment Adviser” in the “Management” section of the SAI:

Investment Sub-Adviser. The Investment Sub-Adviser assists the Investment Adviser with the investment and reinvestment of the Fund’s assets.

The following is hereby added following the subsection titled “Investment Advisory Agreement” in the “Management” section of the SAI:

Sub-Advisory Agreement. GPIM, a subsidiary of Guggenheim, serves as the Fund’s investment sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser (the “Sub-Advisory Agreement”). Guggenheim is a diversified financial services firm whose primary business lines include asset management, investment advisory, fixed income brokerage, institutional finance and merchant banking. Through its affiliates, including GPIM, Guggenheim has more than $186 billion of assets under supervision as of June 30, 2014. GPIM is located at 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401 and Guggenheim is located at 227 West Monroe Street, Chicago, Illinois 60606.

Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Investment Sub-Adviser on a monthly basis 50% of the net advisory fees the Investment Adviser receives from the Fund.

The last subsection in the “Additional Information Concerning the Trust” section of the SAI is hereby deleted and replaced with the following:

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser, the Investment Sub-Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser, the Investment Sub-Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access

Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

Claymore Exchange-Traded Fund Trust
227 West Monroe Street
Chicago, Illinois 60606

 Please Retain This Supplement for Future Reference

December 4, 2014                                    GSY-SAI-SUP